EXHIBIT 10.4

                          AMENDED EMPLOYMENT AGREEMENT

            This Amended Employment Agreement ("Agreement") is made and entered into as of this 19th day of January 2000, by and between Great Southern Bank, a Missouri Chartered Bank and Trust Company (which, together with any Successor there to which executes and delivers the Assumption Agreement provided for in
Section 11(2) thereof or which otherwise becomes found by the terms and provisions of this Agreement by Operation of Law is hereinafter referred to as the "Company"), and Joseph W. Turner, whose residence is 772 Augusta Drive, Springfield Missouri 65809 (the Employee).

            WHEREAS, the Board of Directors of the Company has approved and authorized the Modification and execution of this Agreement with the Employee to take effect on January 19, 2000;

            NOW, THEREFORE, it is AGREED as follows:

o The Employee is currently serving as President, Chief Executive Officer and General Counsel;
o The Employee's base salary shall be $162,000 per year. The Employee shall receive an annual bonus based on the pre-tax profits of the Company;
o All references to the Resolution Trust Company and the Office of Thrift Supervision are deleted and replaced by Federal Deposit Insurance Corporation and the Division of Finance of the State of Missouri.
o All other terms and conditions of the original Employment Agreement dated July 1, 1993 shall remain as written and agreed to.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

            THE ORIGINAL AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES, and continues with this AMENDMENT.

                                        By: GREAT SOUTHERN BANK


                                            /s/ Don M. Gibson
                                            ------------------------------------
                                            Don M. Gibson, Secretary


                                            EMPLOYEE:


                                            /s/ Joseph W. Turner
                                            ------------------------------------
                                            Joseph W. Turner